Exhibit 10.26

LICENSE AGREEMENT

AMENDMENT No. 10

This License Agreement Amendment No. 10 (the “Amendment No. 10”) executed and delivered as of October 2, 2009 amends the License Agreement dated September 20, 2005, as later amended (the “Agreement”) by and between Standard & Poor’s Financial Services LLC (“S&P”), as assignee and successor in interest to Standard & Poor’s Standard & Poor’s, a division of The McGraw-Hill Companies, and Chicago Mercantile Exchange Inc. (“CME”).

RECITALS

WHEREAS, S&P and CME are parties to the Agreement, and now mutually desire to amend certain terms of the same.

NOW, THEREFORE, in consideration of the premises and the covenants and conditions contained herein, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows. All capitalized terms used but not defined in this Amendment No. 10 shall have the meaning assigned to such terms in the Agreement.

1. Section 1 of the Agreement shall be amended by replacing existing Section (kk) with the following:

(kk) “Cleared OTC Swap” shall mean a swap or forward contract that is bilaterally negotiated and cleared, where the forward contract is structured identically or substantially similarly to CME’s existing S&P-GSCI Excess Return Commodity Index Swaps product except that CME may require different performance bond/margin for the forward contract.

2. In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Amendment No. 10 and the terms and conditions of the Agreement, the terms and conditions of this Amendment No. 10 shall govern and control.

Except as modified hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 10 to be executed as of the date specified above.

STANDARD & POOR’S FINANCIAL SERVICES LLC, assignee and successor in interest to Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.		CHICAGO MERCANTILE EXCHANGE INC.

By:	/s/ Robert Shakotko	By:	/s/ Rick Redding
Name:	Robert Shakotko	Name:	Rick Redding
Title:	Managing Director, S&P Index Services	Title:	Managing Director Products and Services Development

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